UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 28, 2004
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



           Israel                    000-29871                  N/A
----------------------------        ------------    ----------------------------
(State or other jurisdiction        (Commission     (IRS Employer Identification
       of incorporation)            File Number)               No.)


                24 Raul Wallenberg Street, Tel Aviv 69719, Israel
                -------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The information contained in this Current Report is furnished under Item 12-Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information hereunder shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

        The RADVision Ltd. press release dated July 28, 2004, regarding its financial results for the quarter ended June 30, 2004, is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 28, 2004                         RADVISION LTD.
                                              (Registrant)



                                            By: /s/Arnold Taragin
                                                -----------------
                                                Arnold Taragin
                                                Corporate Vice President and
                                                  General Counsel